Exhibit 99.1
 Raymond James2017 U.S. Bank ConferencePresentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2016 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Total Assets $4.1 billionMarket Capitalization $773.1 millionCash Dividend Yield 2.93%P/E Ratio 16.8xPrice to Book Value 1.5xPrice to Tangible Book Value 1.7xTangible Common Equity Ratio 11.19%Competitive Position2nd largest Kentucky domiciled bank holding company #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of June 30, 2017  3  Key Metrics

 4  1903 Pikeville National bank formed1987-2005 Acquired 14 banks and purchased 17 branch locations1997 Changed name to Community Trust Bancorp, Inc.2010 Acquired LaFollette First National CorporationPresently Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company  Corporate History

 Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  5  Our Banking Franchise

 Financial data as of June 30, 2017  6  Our Banking Franchise  Central Region Eastern Region Northeastern RegionLoans - $671 million Loans - $954 million Loans - $348 millionDeposits - $798 million Deposits - $1.4 billion Deposits - $497 million• Danville • Floyd/Knott/Johnson • Advantage Valley• Lexington • Hazard • Ashland• Mt. Sterling • Pikeville • Flemingsburg• Richmond • Tug Valley • Summersville• Versailles • Whitesburg• Winchester South Central Region Indirect LendingLoans - $628 million Loans - $483 million Deposits - $687 million• Campbellsville CTIC• LaFollette Assets Under Management - $2.2 billion (including $0.6 billion CTB)• Middlesboro Revenues - $14.3 million• Mt. Vernon • Ashland• Williamsburg • LaFollette • Lexington • Pikeville • Versailles

 Assets in billionsRevenue in millions  7  Includes CTB portfolio  Jun ’17 Revenue annualized  Trust Assets Under Management &Trust Revenue

 8   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 48 years 48Mark A. Gooch CTB President and CEO 36 years 36Andy Waters CTIC President and CEO 30 years 13Kevin J. Stumbo EVP/Chief Financial Officer 30 years 22Steven E. Jameson EVP/Risk Manager 32 years 13James J. Gartner EVP/Chief Credit Officer 49 years (17 at OCC) 15James B. Draughn EVP/Operations 24 years 24Larry W. Jones EVP/C KY President 48 years 14Richard W. Newsom EVP/E KY President 34 years 34Ricky Sparkman EVP/SC KY/TN President 32 years 23D. Andrew Jones EVP/NE KY/WV President 30 years 30C. Wayne Hancock EVP/Senior Staff Attorney 8 years 8   Executive Management Team

 9  Traditional community banking business modelExecutive management and board of director commitment to corporate governanceDecentralized decision making and centralized operations and risk managementStrong loan portfolio risk management processSpecialized product offeringsMaintain a strong tangible equity positionOrganic growth expectations combined with de novo branching and acquisitionConsistent long-term performance  Operational Philosophy

 10   YTD 2017 2016 2015 2014 2013 EPS $1.29 $2.70 $2.66 $2.50 $2.63ROAA 1.15% 1.21% 1.23% 1.18% 1.24%ROAE 9.00% 9.58% 9.97% 9.94% 11.05%Net Int. Margin 3.68% 3.70% 3.81% 3.92% 4.03%Efficiency Ratio 60.23% 58.54% 58.20% 59.12% 59.33%Nonperforming Loans 0.91% 0.93% 1.00% 1.42% 1.67%Net Charge-offs 0.19% 0.28% 0.25% 0.31% 0.30%% of Average Assets:Noninterest Income 1.17% 1.22% 1.24% 1.23% 1.35%Noninterest Expense 2.77% 2.73% 2.78% 2.88% 3.02%  All information is for the year ended December 31 except YTD 2017 which is for the six months ended June 30.  Consistent Financial Performance

 11  Earnings Review

 EPS decreased 2.3% from 2nd quarter 2016 to 2nd quarter 20172017 EPS goal - $2.76 to $2.86 per share  12  Earnings Per Share

 (in millions)  Net income decreased 1.5% from 2nd quarter 2016 to 2nd quarter 20172017 goal for net income - $49.0 to $50.2 million  13  Net Income

 (in millions)  Revenues increased 2.4% from 2nd quarter 2016 to 2nd quarter 20172017 goal for revenues - $187.8 to $193.8 million  14  Jun ‘17 annualized  Revenues

 YTD noninterest income increased 5.1% year over year for the six months ended June 30Increases in trust revenue, loan related fees, and gain on repurchase of trust preferred securities, partially offset by decreased gains on sales of loans2017 goal for noninterest revenue – 25.0% to 25.8% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  15  Jun ‘17 annualized

 YTD net interest revenue increased by 1.4% year over year for the six months ended June 30Net interest margin decreased 6 basis pointsAverage earning assets increased $116.2 million, or 3.2%  (in millions)  Net Interest Revenue  16  Jun ‘17 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 6/30/17 – (7.31)%  % of assets repricingWithin 30 days 28.38%% of liabilities repricing Within 30 days 17.07%Within 90 days 27.07%Within 180 days 43.80%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  18  Jun ’17 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 20  Balance Sheet Review

 Total assets at 6/30/17 increased $148.9 million, or an annualized 7.6%, from 12/31/2016Loans increased $149.0 million or an annualized 10.2%Investment portfolio increased $5.0 million or an annualized 1.7%Deposit growth $30.4 million or an annualized 1.8%2017 goal for total assets - $3.90 to $4.40 billion  (in billions)  Total Assets  21

 (in billions)  Total Loans  Loans increased $149.0 million or 10.2% from 12/31/162017 goal for total loans - $3.0 to $3.2 billion  June 30, 2017  Loan PortfolioMix  22

 Concentrations of Creditas a % of Total Loans  June 30, 2017  * As a percentage of funded exposure  23

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.       June 30, 2017  24

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $32.8 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2017 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/17 totaled $2.7 millionNew bookings in the first six months of 2017 totaled $1.6 millionProperties under contract to sell were $3.4 million  (in millions)  26

 (in billions)  Total Depositsincluding Repurchase Agreements  2017 goal for total deposits including repurchase agreements - $3.30 to $3.50 billion  Total Depositsincluding Repurchase Agreements  June 30, 2017  27

 28  Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$182 million in Hoops CDs as of 6/30/17  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

 29  Shareholder Value

 Dividends Per Share  2016 cash dividends increased 3.3%Dividend payout ratio at June 30, 2017 was 49.43%Desired level between 40% and 50%June 30, 2017 cash dividend yield was 2.93%Cash dividend increased to $0.33 per share effective October 1, 2017  30  * 2017 is projected DPS

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 25.0% during the past five years6.4% compound growth rate for the past five years2017 goal for shareholders’ equity - $510 to $550 million  6.4%  31

 Book ValuePer Share  Tangible Common Equity/Assets  32

 Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with a median asset size of $4.1 billion, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2012 2013 2014 2015 2016 6/30/17 CTBI 1.53x 2.06x 1.67x 1.50x 2.01x 1.72x Peer 1.39x 1.72x 1.72x 1.71x 1.83x 2.26x    33  Total Market Capitalization  All data is as of year-end except 2017 which is as of June 30, 2017.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2011 would have outperformed the NASDAQ Stock Market (U.S.) but not the NASDAQ Bank Stocks Index at December 31, 2016.      34

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  June 30, 2017    35

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends37 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 2.4%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized as one of “America’s 50 Most Trustworthy Financial Companies” for four consecutive years and ranked 1st and 2nd in the “Small Cap” category in the years 2014 and 2015, respectively, and tied for 1st in the years 2016 and 2017CTBI shareholders include191 institutional investors (including CTIC – 10.1%) hold 10.2 million shares (56.1%)238 mutual funds hold 4.5 million shares (25.7%)  Data as of June 30, 2017  36

 37  Key Strategic Initiatives

 Operational Priorities  Build core earnings capacityQuality loan growthLow cost deposit growthMaintain net interest margin Operational efficiencyExpense controlNoninterest revenue growthCompliance managementIncrease noninterest incomeWealth managementBrokerageLife insuranceContinuing focus on improving asset quality Liquidation of other real estate owned  38

 CTBI’s Franchise Value  History of solid investor returnsHistorically strong capital positionInvestor focused dividend policyDividend Achievers IndexConsistent financial performanceCommunity banking strategyEconomic diversity in the markets we serveStrong experienced management team and over 1,000 dedicated employeesOur shareholders  39